STATEMENTS OF OPERATIONS (AUDITED) (USD $)	12 Months Ended		74 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
TOTAL REVENUE		$ 2,722.00	$ 38,951.00
General and Administrative Expenses	20,058.00	25,970.00	155,264.00
Interest Expense	2,942.00	1,622.00	5,514.00
TOTAL COSTS AND EXPENSES	23,000.00	27,592.00	160,778.00
NET LOSS	$ (23,000.00)	$ (24,870.00)	$ (121,827.00)
BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE	$ (0.001)	$ (0.001)	$ (0.009)
WEIGHTED AVERAGED NUMBER OF COMMON SHARES	12,193,315	12,193,315